UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 20, 2026

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders

a.The Company held its Annual Meeting of Shareholders on May 20, 2026.

b.The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company's shareholders elected the persons nominated as Directors of the Company as set forth below:

Nominees	For	Against	Abstain	Broker Non-Votes
Marco Alverà	238,557,283	963,098	231,889	22,923,034
Martina Cheung	238,607,071	986,375	158,824	22,923,034
Jacques Esculier	238,430,502	1,140,242	181,527	22,923,034
Stephanie Hill	234,028,058	5,261,735	462,477	22,923,034
Rebecca Jacoby	232,465,734	7,099,423	187,113	22,923,034
Hubert Joly	238,241,632	1,278,722	231,916	22,923,034
Ian Livingston	236,168,391	3,336,653	247,226	22,923,034
Robert Moritz	238,810,537	688,876	249,657	22,923,034
Maria Morris	227,792,941	11,721,953	237,376	22,923,034
Gregory Washington	237,925,356	1,594,011	232,903	22,923,034

Proposal 2: Company proposal to approve, on an advisory basis, the executive compensation program for the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
224,620,110	13,719,583	1,412,578	22,923,034

Proposal 3: Company proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2026:

For	Against	Abstain	Broker Non-Votes
243,206,246	19,214,206	254,853	—

Proposal 4: Shareholder proposal to reduce the stock ownership threshold for calling a special shareholder meeting:

For	Against	Abstain	Broker Non-Votes
97,536,572	141,800,819	414,879	22,923,034

Proposal 5: Shareholder proposal to issue a report on the Company's charitable support:

For	Against	Abstain	Broker Non-Votes
2,490,965	235,501,397	1,759,908	22,923,034

c.Not applicable.

d.Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Judah Bareli
By:	Judah Bareli
Vice President, Associate General Counsel
& Corporate Secretary

Dated: May 21, 2026